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Flex Expands Prefabricated Modular Data Center Portfolio to Accelerate AI Factory Deployment

NEWS PROVIDED BY

Flex g

Oct 12, 2026, 09:05 ET

Integrated solutions combine power, compute and cooling to speed deployment by up to 50%

News summary

•	Introduces AI Modules that integrate power, compute and cooling in prefabricated modular solutions to accelerate AI factory deployment by up to 50%

•	Enables faster deployment of next-generation AI infrastructure through factory-built, integrated systems

•	Strengthens Flex’s Cloud and Power Infrastructure portfolio, which Flex plans to separate into Axiom Solutions International, Inc. (Axiom), in the first quarter of calendar 2027

SAN JOSE, Calif., Oct. 12, 2026 /PRNewswire/ — Flex (NASDAQ: FLEX) today announced an expanded portfolio of prefabricated modular data center solutions designed to accelerate deployment of next-generation AI factories. The portfolio includes new AI Modules that integrate power, high-density compute and advanced liquid cooling into pre-engineered, factory-built systems, enabling customers to reduce deployment timelines by up to 50% compared with traditional construction approaches.

The expanded portfolio is part of Flex’s Cloud and Power Infrastructure (CPI) segment, which Flex plans to separate into Axiom, an independent publicly traded company, in the first quarter of calendar 2027.

“Meeting the demands of AI infrastructure at scale requires more than incremental improvements. It requires rethinking how power, compute and cooling work together as a system,” said Chris Butler, expected Chief Technology and Strategy Officer at Axiom. “Our system-level approach brings these critical technologies together with advanced manufacturing to simplify integration, accelerate deployment and deliver AI factories at scale.”

As AI infrastructure grows in scale and power density, data center operators face increasing complexity across power delivery, cooling, compute integration and deployment. Addressing these challenges requires a more integrated approach to designing and deploying the critical infrastructure that supports next-generation AI factories.

The Axiom AI Modules integrate critical AI infrastructure into pre-engineered, factory-built systems, including:

•	800 VDC Power Rack: Delivers high-efficiency power conversion and distribution for next-generation 800 VDC AI infrastructure and high-density compute.

•	Advanced cooling distribution units (CDUs): Provide liquid cooling to efficiently manage the increasing heat generated by power-intensive AI workloads.

•	High-density IT racks: Integrate AI servers, networking and high-speed interconnects to support next-generation AI compute at scale.

By shifting complex infrastructure integration from the data center site to a controlled factory environment, the Axiom AI Modules are assembled, integrated and tested in parallel with site development. This approach reduces on-site complexity and helps customers bring AI capacity online faster.

Flex is actively building prefabricated modular solutions for hyperscalers across its global footprint, including more than three million square feet of dedicated data center infrastructure manufacturing capacity in the U.S. With deep expertise across power, compute, cooling and systems integration, Flex has the scale and capabilities to support rapid AI infrastructure deployment across regions.

To learn more about the Axiom AI Modules, visit: https://flex.com/resources/accelerate-ai-factory-deployment-with-axiom-ai-modules

Media contacts

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press@flex.com

Investors & Analysts

Michelle Simmons

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(669) 242-6332

Michelle.Simmons@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex Ltd.’s (“Flex”) resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed spin-off, Flex has filed relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A on October 5, 2026. The proxy statement has been mailed or otherwise disseminated to shareholders of Flex seeking their approval of the spin-off-related proposals. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom Solutions International, Inc. (‘‘Axiom”) with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors are able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that have been or will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also are able to obtain free copies of the proxy statement and other relevant documents filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

SOURCE Flex